UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 1, 2016 (February 26, 2016)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2016, Brookdale Senior Living Inc. (the "Company") announced that Mark Ohlendorf, the Company's President, will step down effective March 18, 2016.  Upon Mr. Ohlendorf's separation from the Company, he will be entitled to receive payments associated with a separation by the Company without cause pursuant to the terms of the Company's Tier I Severance Pay Policy, as amended (the "Policy"), as a Designated Officer (as such term is defined in the Policy).  In addition, his outstanding equity awards issued under the Company's Omnibus Stock Incentive Plan, as amended, and 2014 Omnibus Incentive Plan (collectively, the "Omnibus Plans") will be entitled to receive the treatment associated with a termination by the Company without cause pursuant to the terms of his existing restricted share agreements, in each case subject to the terms and conditions of such plans and agreements.

The Company also announced that Kristin A. Ferge, the Company's Executive Vice President, will step down effective March 11, 2016.  Upon Ms. Ferge's separation from the Company, she will be entitled to receive payments associated with a separation by the Company without cause pursuant to the terms of the Policy as an Other Eligible Employee (as such term is defined in the Policy).  In addition, her outstanding equity awards issued under the Omnibus Plans will be entitled to receive the treatment associated with a termination by the Company without cause pursuant to the terms of her existing restricted share agreements, in each case subject to the terms and conditions of such plans and agreements.

Upon Mr. Ohlendorf's separation from the Company, T. Andrew Smith, the Company's Chief Executive Officer, will assume the role of President and Chief Executive Officer.  Information regarding Mr. Smith may be found in the "Executive Officers of the Registrant" section of the Company's Annual Report on Form 10-K filed with the SEC on February 12, 2016, and information regarding Mr. Smith's compensation arrangements may be found in the "Compensation of Executive Officers" section of the Company's most recent Proxy Statement on Schedule 14A, filed with the SEC on May 20, 2015.  Such information is incorporated by reference in this Current Report on Form 8-K.

Section 7 — Regulation FD

Item 7.01                    Regulation FD Disclosure.

On March 1, 2016, the Company issued a press release announcing the leadership changes described in Item 5.02.  A copy of the press release is furnished herewith as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	March 1, 2016	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Senior Vice President, Co-General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated March 1, 2016